UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2006
TRIPATH IMAGING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22885	56-1995728
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)
780 Plantation Drive
Burlington, North Carolina                27215
(Address of Principal Executive Offices) (Zip Code)
(336) 222-9707
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
On August 14, 2006, TriPath Imaging, Inc. issued a press release announcing that it has received a proposal from BD (Becton, Dickinson and Company) to acquire the approximately 93.5% of the outstanding shares of TriPath Imaging, Inc. (Nasdaq:TPTH) that BD does not currently own. The proposal provides that each share of TriPath Imaging would be exchanged for $9.25 in cash pursuant to the terms of a merger agreement to be negotiated by the parties, and provides for the cash-out of all existing options, stock appreciation rights and warrants based on the same per share consideration. The proposal arose after a review by TriPath Imaging of potential strategic opportunities. TriPath Imaging, through its TriPath Oncology business unit, has worked closely with BD since July 2001 to develop and commercialize molecular diagnostic products for melanoma and cancer of the cervix, breast, ovary and prostate. If TriPath Imaging were to accept the proposal and definitive agreements are executed, it would be anticipated that the transaction would close by the end of calendar year 2006. TriPath Imaging’s Board of Directors will thoroughly evaluate the offer with the assistance of its financial advisors, UBS Securities LLC.
The press release is filed as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.
Investors are cautioned that certain statements in this report and the attached press release that are not strictly historical statements, such as statements regarding a potential transaction with BD, may constitute forward-looking statements that involve risks and uncertainties that could cause actual results and outcomes to differ materially from what is expressed in those forward-looking statements. Important factors that could cause actual results to vary materially from any forward looking statements include, without limitation, the fact that this report and the attached press release relate to a non-binding proposal made by BD and that TriPath Imaging and BD have not entered into a binding agreement with respect to the potential transaction, the requirement of TriPath Imaging shareholder approval for any agreement that is entered into, as well as those risks detailed in TriPath Imaging’s filings with the Securities and Exchange Commission, including those described in TriPath Imaging’s Annual Report on Form 10-K for the year ended December 31, 2005.
Item 9.01.      Financial Statements and Exhibits.
     (c) Exhibits.
     99.1     Press release dated August 14, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPATH IMAGING, INC.

Dated: August 14, 2006	By:	/s/ Stephen P. Hall

Stephen P. Hall Chief Financial Officer Principal Accounting Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated August 14, 2006.

4